INTANGIBLE ASSETS, NET (Schedule of Estimated Amortization Expense) (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Estimated amortization expense
2017	$ 746
2018	746
2019	746
2020	696
2021-2023	782
Intangible assets, net	$ 3,716	$ 4,463